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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): SEPTEMBER 1, 2004


                             AMERIGAS PARTNERS, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE                                1-13692                  23-2787918
(STATE OR OTHER JURISDICTION        (COMMISSION FILE          (I.R.S. EMPLOYER
OF INCORPORATION)                        NUMBER)             IDENTIFICATION NO.)



                                460 N. GULPH ROAD
                       KING OF PRUSSIA, PENNSYLVANIA 19406
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (610) 337-7000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS (SEE GENERAL INSTRUCTION A.2. BELOW):

[ ] WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT
    (17 CFR 230.425)

[ ] SOLICITING MATERIAL PURSUANT TO RULE 14a-12 UNDER THE EXCHANGE ACT
    (17 CFR 240.14a-12)

[ ] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14d-2(b) UNDER THE
    EXCHANGE ACT (17 CFR 240.14d-2(b))

[ ] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13e-4(c) UNDER THE EXCHANGE
    ACT (17 CFR 240.13e-4(c))


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AmeriGas Partners, L.P.                                        Form 8-K
Page 2                                                         September 1, 2004



SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT.

      ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

            Effective September 1, 2004, William J. Stanczak will assume the position of Controller and Chief Accounting Officer of AmeriGas Propane, Inc., the general partner of AmeriGas Partners, L.P. (the "Registrant"). On the same date, Richard R. Eynon will resign as Controller and Chief Accounting Officer of the Registrant. Mr. Eynon will become Director-Corporate Accounting and Reporting for UGI Corporation ("UGI"), an affiliate of the Registrant.

            Mr. Stanczak, age 49, was formerly Director-Corporate Accounting and Reporting of UGI (2003 to 2004). Previously, he served as Controller of the Gas Utility Division of UGI Utilities, Inc., a subsidiary of UGI, from 1991 to 2003. Mr. Stanczak's wife is employed by the Registrant's general partner, as well. The salary range for her grade level is $63,500 to $95,300 per annum.



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                                   SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d), the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERIGAS PARTNERS, L.P.
                                       By: AmeriGas Propane, Inc.,
                                           its General Partner

                                       By:  /s/  Martha B. Lindsay
                                           -------------------------------------
                                           Martha B. Lindsay
                                           Vice President - Finance
                                           and Chief Financial Officer

Date:  September 1, 2004